Exhibit 4.2

BERKSHIRE HATHAWAY INC.

OFFICERS’ CERTIFICATE

ESTABLISHING TERMS OF NOTES

February 11, 2013

The undersigned, Marc D. Hamburg and Robert P. Reeson, do hereby certify pursuant to the authority granted in the resolutions adopted by the Board of Directors of Berkshire Hathaway Inc. (the “Corporation”) on January 29, 2010 and February 7, 2013, and pursuant to Section 3.01 of that certain Indenture, dated as of February 1, 2010, among the Corporation, Berkshire Hathaway Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”) that:

1. They are (i) the Senior Vice President and Chief Financial Officer and (ii) the Assistant Secretary, respectively, of the Corporation.

2. As such officers, they are authorized to execute and deliver this Officers’ Certificate on behalf of the Corporation.

3. Attached hereto as Annex A is a true and correct copy of a specimen note representing the Corporation’s 0.800% Senior Notes due 2016 (the “2016 Senior Notes”); attached hereto as Annex B is a true and correct copy of a specimen note representing the Corporation’s 1.550% Senior Notes due 2018 (the “2018 Senior Notes”); attached hereto as Annex C is a true and correct copy of a specimen note representing the Corporation’s 3.000% Senior Notes due 2023 (the “2023 Senior Notes”); and attached hereto as Annex D is a true and correct copy of a specimen note representing the Corporation’s 4.500% Senior Notes due 2043 (the “2043 Senior Notes”).

4. The 2016 Senior Notes, the 2018 Senior Notes, the 2023 Senior Notes, and the 2043 Senior Notes are each a separate series of Securities under the Indenture and are referred to herein collectively as the “Notes.” The forms of Notes attached hereto as Annex A, Annex B, Annex C, and Annex D are incorporated herein by reference.

5. The title of the 2016 Senior Notes shall be the “0.800% Senior Notes due 2016”; the title of the 2018 Senior Notes shall be the “1.550% Senior Notes due 2018”; the title of the 2023 Senior Notes shall be the “3.000% Senior Notes due 2023”; and the title of the 2043 Senior Notes shall be the “4.500% Senior Notes due 2043.” Each series of Notes will be the Corporation’s unsecured senior obligations, will rank pari passu in right of payment with all of the Corporation’s unsubordinated, unsecured indebtedness and will be senior in right of payment to all of the Corporation’s subordinated indebtedness.

6. The 2016 Senior Notes shall be issued at the initial offering price of 99.991% of the principal amount; the 2018 Senior Notes shall be issued at the initial offering price of 99.861% of the principal amount; the 2023 Senior Notes shall be issued at the initial offering price of 99.154% of the principal amount; and the 2043 Senior Notes shall be issued at the initial offering price of 98.686% of the principal amount.

7. The Corporation will initially issue $300,000,000 aggregate principal amount of 2016 Senior Notes; $800,000,000 aggregate principal amount of 2018 Senior Notes; $500,000,000 aggregate principal amount of 2023 Senior Notes; and $1,000,000,000 aggregate principal amount of 2043 Senior Notes. The Corporation may issue additional 2016 Senior Notes; 2018 Senior Notes; 2023 Senior Notes; and/or 2043 Senior Notes from time to time after the date hereof, and such Notes will be treated as part of the respective series of Notes for all purposes under the Indenture.

8. The principal amount of the 2016 Senior Notes will mature on February 11, 2016; the principal amount of the 2018 Senior Notes will mature on February 9, 2018; the principal amount of the 2023 Senior Notes will mature on February 11, 2023; and the principal amount of the 2043 Senior Notes will mature on February 11, 2043.

9. The Notes are issuable in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

10. Interest on the Notes will be computed on the basis of a 360 day year of twelve 30-day months.

11. The 2016 Senior Notes will bear interest from February 11, 2013 at the rate of 0.800% per annum, payable on each February 11 and August 11, commencing August 11, 2013, to the holders of record of the 2016 Senior Notes at the close of business on the February 1 or August 1 (whether or not a Business Day), as the case may be, immediately preceding such February 11 or August 11.

12. The 2018 Senior Notes will bear interest from February 11, 2013 at the rate of 1.550% per annum, payable on each February 9 and August 9, commencing August 9, 2013, to the holders of record of the 2018 Senior Notes at the close of business on the February 1 or August 1 (whether or not a Business Day), as the case may be, immediately preceding such February 9 or August 9.

13. The 2023 Senior Notes will bear interest from February 11, 2013 at the rate of 3.000% per annum, payable on each February 11 and August 11, commencing August 11, 2013, to the holders of record of the 2023 Senior Notes at the close of business on the February 1 or August 1 (whether or not a Business Day), as the case may be, immediately preceding such February 11 or August 11.

14. The 2043 Senior Notes will bear interest from February 11, 2013 at the rate of 4.500% per annum, payable on each February 11 and August 11, commencing August 11, 2013, to the holders of record of the 2043 Senior Notes at the close of business on the February 1 or August 1 (whether or not a Business Day), as the case may be, immediately preceding such February 11 or August 11.

15. Payment of the principal of and interest on the Notes will be made at the office or agency of the Corporation maintained for that purpose in the City of New York, New York (or, if the Corporation does not maintain such office or agency, at the corporate trust office of the Trustee in the City of New York or if the Trustee does not maintain an office in the City of New York, at the office of a Paying Agent in the City of New York), in such coin or currency of the

United States of America as at the time of payment is legal tender for payment of public and private debt; provided, however, that at the option of the Corporation payments of principal or interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, subject to surrender at such office or agency, in the case of payments of principal.

16. The Notes will initially be issued in the form of one or more Global Securities. The Depository Trust Company shall serve as the Depositary for such Global Securities.

17. The Notes shall be defeasible in whole or in part pursuant to the terms of the Indenture, including, without limitation, Section 13.02 and Section 13.03 of the Indenture.

18. The 2016 Senior Notes are not redeemable.

19. The 2018 Senior Notes, the 2023 Senior Notes, and the 2043 Senior Notes may be redeemed in whole or in part pursuant to the terms set forth in the respective forms of such Notes incorporated herein by reference. Notwithstanding Section 11.04 of the Indenture, notice of such redemption need not set forth the Redemption Price, but only the manner of calculation thereof. The Corporation shall give the Trustee notice of such Redemption Price promptly after the calculation thereof and the Trustee shall have no responsibility for such calculation.

All capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Indenture.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, this Officers’ Certificate has been executed by the undersigned as of date first written above.

/s/ Marc D. Hamburg
Name: Marc D. Hamburg
Title: Senior Vice President and Chief Financial Officer

/s/ Robert P. Reeson
Name: Robert P. Reeson
Title: Assistant Secretary

[Officers’ Certificate Establishing Terms of Notes]

ANNEX A

SPECIMEN OF 2016 SENIOR NOTES

0.800% Senior Notes due 2016

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Trustee,

By:
Name:
Title:

Dated: February 11, 2013

THIS DEBT SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS DEBT SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS DEBT SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BERKSHIRE HATHAWAY INC. OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BERKSHIRE HATHAWAY INC.

**************************

0.800% Senior Notes due 2016

CUSIP: 084670 BG2

ISIN: US084670BG20

No.	$
(as revised by the Schedule of Increases and Decreases in Global Security attached hereto)

BERKSHIRE HATHAWAY INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., the registered Holder hereof, the principal sum of             Dollars ($            ) (as revised by the Schedule of Increases and Decreases in Global Security attached hereto) on February 11, 2016, and to pay interest thereon from and including February 11, 2013 or from and including the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually on February 11 and August 11 in each year, commencing August 11, 2013 (each an “Interest Payment Date”), at the rate of 0.800% per annum (as adjusted, if at all, pursuant to such Indenture, the “Interest Rate”), until the principal hereof is paid or made available for payment; provided that any principal, and any such installment of interest, which is overdue shall bear interest at the Interest Rate (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (whether or not a Business Day) for such interest. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debt Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

Payment of the principal of and interest on this Debt Security will be made at the office or agency of the Company maintained for that purpose in the City of New York, New York (or, if the Company does not maintain such office or agency, at the corporate trust office of the Trustee in the City of New York or if the Trustee does not maintain an office in the City of New York, at the office of a Paying Agent in the City of New York), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt; provided, however, that at the option of the Company payments of principal or interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, subject to surrender at such office or agency, in the case of payments of principal.

“Regular Record Date” means, with respect to any Interest Payment Date, the February 1 or August 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date.

Reference is hereby made to the further provisions of this Debt Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Debt Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: February 11, 2013	BERKSHIRE HATHAWAY INC.

By:
Name: Marc D. Hamburg
Title: Senior Vice President and Chief Financial Officer

Attest:

Name: Robert P. Reeson
Title: Assistant Secretary

[REVERSE OF DEBT SECURITY]

This Debt Security is one of a duly authorized series of notes of the Company (herein called the “Debt Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 1, 2010 (herein called the “Base Indenture”, and as supplemented by the Officers’ Certificate dated February 11, 2013, together with the Base Indenture, called the “Indenture”), among the Company, as issuer, Berkshire Hathaway Finance Corporation, and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

This Debt Security does not have the benefit of any sinking fund obligation.

This Debt Security is not redeemable prior to Stated Maturity.

The Indenture contains provisions for defeasance at any time of the entire Indebtedness of this Debt Security or of certain restrictive covenants and Events of Default with respect to this Debt Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 50% in principal amount of the Debt Securities at the time Outstanding of each series to be affected (voting together as a single class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Debt Securities of each series at the time Outstanding, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Debt Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Debt Securities of this series, the Holders of at least 25% in principal amount of the Debt Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity or security reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Debt Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Debt Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Debt Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any interest on this Debt Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debt Security is registrable in the Security Register, upon surrender of this Debt Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Debt Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Debt Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Indenture and this Debt Security are governed by the laws of the State of New York, without regard to conflicts of laws provisions thereof.

The Debt Securities of this series are issuable in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debt Securities of this series are exchangeable for a like aggregate principal amount of Debt Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Debt Security for registration of transfer, the Company, the Trustee and any agent thereof may treat the Person in whose name this Debt Security is registered as the owner hereof for all purposes, whether or not this Debt Security be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

Except in the limited circumstances described in Section 3.05 of the Indenture, the Debt Securities of this series shall be issued in the form of one or more Global Securities and The Depository Trust Company shall be the Depositary for such Global Security or Securities.

All terms used in this Debt Security which are not defined herein and are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Debt Security have been made:

Date of exchange	Amount of decrease in principal amount of this Debt Security	Amount of increase in principal amount of this Debt Security	Principal amount of this Debt Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Debt Security to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints             as agent to transfer this Debt Security on the Security Register. The agent may substitute another to act for him or her.

Dated:	Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Debt Security)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

ANNEX B

SPECIMEN OF 2018 SENIOR NOTES

1.550% Senior Notes due 2018

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Trustee,

By:
Name:
Title:

Dated: February 11, 2013

THIS DEBT SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS DEBT SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS DEBT SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BERKSHIRE HATHAWAY INC. OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BERKSHIRE HATHAWAY INC.

**************************

1.550% Senior Notes due 2018

CUSIP: 084670 BH0

ISIN: US084670BH03

No.	$
(as revised by the Schedule of Increases and Decreases in Global Security attached hereto)

BERKSHIRE HATHAWAY INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., the registered Holder hereof, the principal sum of             Dollars ($            ) (as revised by the Schedule of Increases and Decreases in Global Security attached hereto) on February 9, 2018, and to pay interest thereon from and including February 11, 2013 or from and including the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually on February 9 and August 9 in each year, commencing August 9, 2013 (each an “Interest Payment Date”), at the rate of 1.550% per annum (as adjusted, if at all, pursuant to such Indenture, the “Interest Rate”), until the principal hereof is paid or made available for payment; provided that any principal, and any such installment of interest, which is overdue shall bear interest at the Interest Rate (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (whether or not a Business Day) for such interest. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debt Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

Payment of the principal of and interest on this Debt Security will be made at the office or agency of the Company maintained for that purpose in the City of New York, New York (or, if the Company does not maintain such office or agency, at the corporate trust office of the Trustee in the City of New York or if the Trustee does not maintain an office in the City of New York, at the office of a Paying Agent in the City of New York), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt; provided, however, that at the option of the Company payments of principal or interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, subject to surrender at such office or agency, in the case of payments of principal.

This Debt Security may be redeemed, in whole or in part, at the option of the Company, at any time prior to its maturity at a redemption price equal to the greater of (A) 100% of the principal amount to be redeemed or (B) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the portion of this Debt Security being redeemed, not including any portion of such payments of interest accrued as of the date fixed for redemption, discounted to the date fixed for redemption on a semi-annual basis assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate plus twelve and a half (12.5) basis points, plus accrued interest on the portion of this Debt Security being redeemed to the date fixed for redemption.

In the event of redemption of this Debt Security in part only, a new Debt Security or Debt Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Quotation Agent will select a Comparable Treasury Issue, and the Reference Dealers will provide the Company and the Trustee with the Reference Dealer Quotations. The Company will calculate the Comparable Treasury Price.

“Adjusted Treasury Rate” means, for any date fixed for redemption, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price for the date fixed for redemption, in each case expressed as a percentage of its principal amount.

“Comparable Treasury Issue” means, for any date fixed for redemption, the U.S. Treasury security selected by the Quotation Agent which has a maturity comparable to the remaining maturity of this Debt Security as of the date fixed for redemption, which would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining maturity of this Debt Security as of the date fixed for redemption.

“Comparable Treasury Price” means, for any Comparable Treasury Issue, the price after eliminating the highest and the lowest Reference Dealer Quotations and then calculating the average of the remaining Reference Dealer Quotations; provided, however, that if the Company obtains fewer than three Reference Dealer Quotations, the Company will, when calculating the Comparable Treasury Price, calculate the average of all the Reference Dealer Quotations and not eliminate any such quotations.

“Quotation Agent” means Goldman Sachs & Co. or its successor.

“Reference Dealers” means Goldman Sachs & Co. and a primary U.S. Government securities dealer in New York City selected by Wells Fargo Securities, LLC or their respective successors; provided, however, that if either of the foregoing ceases to be a primary U.S. Government securities dealer in New York City, the Company will appoint another primary U.S. Government securities dealer in New York City as a substitute.

“Reference Dealer Quotations” means, for any Comparable Treasury Issue, the average of the bid and asked prices for such Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing by the Reference Dealers to the Company and the Trustee as of 5:00 p.m. (New York City Time) on the third business day before the relevant date fixed for redemption.

“Regular Record Date” means, with respect to any Interest Payment Date, the February 1 or August 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date.

The Company may elect to effect a redemption in accordance with these provisions at any time and on any date. However, the Company must give the Holders of this Debt Security notice, as provided in the Indenture, of the redemption not less than 30 days or more than 60 days before the date fixed for redemption. If the Company elects to redeem fewer than the full principal amount of this Debt Security, the Trustee will select the amount to be redeemed on a pro rata basis, by lot or by such other method of random selection, if any, that the Trustee deems fair and appropriate.

Reference is hereby made to the further provisions of this Debt Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Debt Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: February 11, 2013	BERKSHIRE HATHAWAY INC.

By:
Name: Marc D. Hamburg
Title: Senior Vice President and Chief Financial Officer

Attest:

Name: Robert P. Reeson
Title: Assistant Secretary

[REVERSE OF DEBT SECURITY]

This Debt Security is one of a duly authorized series of notes of the Company (herein called the “Debt Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 1, 2010 (herein called the “Base Indenture”, and as supplemented by the Officers’ Certificate dated February 11, 2013, together with the Base Indenture, called the “Indenture”), among the Company, as issuer, Berkshire Hathaway Finance Corporation, and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

This Debt Security does not have the benefit of any sinking fund obligation.

In the event of redemption of this Debt Security in part only, a new Debt Security or Debt Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire Indebtedness of this Debt Security or of certain restrictive covenants and Events of Default with respect to this Debt Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 50% in principal amount of the Debt Securities at the time Outstanding of each series to be affected (voting together as a single class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Debt Securities of each series at the time Outstanding, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Debt Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Debt Securities of this series, the Holders of at least 25% in principal amount of the Debt Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity or security reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Debt Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Debt Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Debt Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any interest on this Debt Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debt Security is registrable in the Security Register, upon surrender of this Debt Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Debt Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Debt Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Indenture and this Debt Security are governed by the laws of the State of New York, without regard to conflicts of laws provisions thereof.

The Debt Securities of this series are issuable in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debt Securities of this series are exchangeable for a like aggregate principal amount of Debt Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Debt Security for registration of transfer, the Company, the Trustee and any agent thereof may treat the Person in whose name this Debt Security is registered as the owner hereof for all purposes, whether or not this Debt Security be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

Except in the limited circumstances described in Section 3.05 of the Indenture, the Debt Securities of this series shall be issued in the form of one or more Global Securities and The Depository Trust Company shall be the Depositary for such Global Security or Securities.

All terms used in this Debt Security which are not defined herein and are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Debt Security have been made:

Date of exchange	Amount of decrease in principal amount of this Debt Security	Amount of increase in principal amount of this Debt Security	Principal amount of this Debt Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Debt Security to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints         as agent to transfer this Debt Security on the Security Register. The agent may substitute another to act for him or her.

Dated:	Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Debt Security)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

ANNEX C

SPECIMEN OF 2023 SENIOR NOTES

3.000% Senior Notes due 2023

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Trustee,

By:
Name:
Title:

Dated: February 11, 2013

THIS DEBT SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS DEBT SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS DEBT SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BERKSHIRE HATHAWAY INC. OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BERKSHIRE HATHAWAY INC.

**************************

3.000% Senior Notes due 2023

CUSIP: 084670 BJ6

ISIN: US084670BJ68

No.	$
(as revised by the Schedule of Increases and Decreases in Global Security attached hereto)

BERKSHIRE HATHAWAY INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., the registered Holder hereof, the principal sum of             Dollars ($            ) (as revised by the Schedule of Increases and Decreases in Global Security attached hereto) on February 11, 2023, and to pay interest thereon from and including February 11, 2013 or from and including the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually on February 11 and August 11 in each year, commencing August 11, 2013 (each an “Interest Payment Date”), at the rate of 3.000% per annum (as adjusted, if at all, pursuant to such Indenture, the “Interest Rate”), until the principal hereof is paid or made available for payment; provided that any principal, and any such installment of interest, which is overdue shall bear interest at the Interest Rate (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (whether or not a Business Day) for such interest. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debt Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

Payment of the principal of and interest on this Debt Security will be made at the office or agency of the Company maintained for that purpose in the City of New York, New York (or, if the Company does not maintain such office or agency, at the corporate trust office of the Trustee in the City of New York or if the Trustee does not maintain an office in the City of New York, at the office of a Paying Agent in the City of New York), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt; provided, however, that at the option of the Company payments of principal or interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, subject to surrender at such office or agency, in the case of payments of principal.

This Debt Security may be redeemed, in whole or in part, at the option of the Company, at any time prior to its maturity at a redemption price equal to the greater of (A) 100% of the principal amount to be redeemed or (B) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the portion of this Debt Security being redeemed, not including any portion of such payments of interest accrued as of the date fixed for redemption, discounted to the date fixed for redemption on a semi-annual basis assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate plus fifteen (15) basis points, plus accrued interest on the portion of this Debt Security being redeemed to the date fixed for redemption.

In the event of redemption of this Debt Security in part only, a new Debt Security or Debt Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Quotation Agent will select a Comparable Treasury Issue, and the Reference Dealers will provide the Company and the Trustee with the Reference Dealer Quotations. The Company will calculate the Comparable Treasury Price.

“Adjusted Treasury Rate” means, for any date fixed for redemption, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price for the date fixed for redemption, in each case expressed as a percentage of its principal amount.

“Comparable Treasury Issue” means, for any date fixed for redemption, the U.S. Treasury security selected by the Quotation Agent which has a maturity comparable to the remaining maturity of this Debt Security as of the date fixed for redemption, which would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining maturity of this Debt Security as of the date fixed for redemption.

“Comparable Treasury Price” means, for any Comparable Treasury Issue, the price after eliminating the highest and the lowest Reference Dealer Quotations and then calculating the average of the remaining Reference Dealer Quotations; provided, however, that if the Company obtains fewer than three Reference Dealer Quotations, the Company will, when calculating the Comparable Treasury Price, calculate the average of all the Reference Dealer Quotations and not eliminate any such quotations.

“Quotation Agent” means Goldman Sachs & Co. or its successor.

“Reference Dealers” means Goldman Sachs & Co. and a primary U.S. Government securities dealer in New York City selected by Wells Fargo Securities, LLC or their respective successors; provided, however, that if either of the foregoing ceases to be a primary U.S. Government securities dealer in New York City, the Company will appoint another primary U.S. Government securities dealer in New York City as a substitute.

“Reference Dealer Quotations” means, for any Comparable Treasury Issue, the average of the bid and asked prices for such Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing by the Reference Dealers to the Company and the Trustee as of 5:00 p.m. (New York City Time) on the third business day before the relevant date fixed for redemption.

“Regular Record Date” means, with respect to any Interest Payment Date, the February 1 or August 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date.

The Company may elect to effect a redemption in accordance with these provisions at any time and on any date. However, the Company must give the Holders of this Debt Security notice, as provided in the Indenture, of the redemption not less than 30 days or more than 60 days before the date fixed for redemption. If the Company elects to redeem fewer than the full principal amount of this Debt Security, the Trustee will select the amount to be redeemed on a pro rata basis, by lot or by such other method of random selection, if any, that the Trustee deems fair and appropriate.

Reference is hereby made to the further provisions of this Debt Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Debt Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: February 11, 2013	BERKSHIRE HATHAWAY INC.

By:
Name: Marc D. Hamburg
Title: Senior Vice President and Chief Financial Officer

Attest:

Name: Robert P. Reeson
Title: Assistant Secretary

[REVERSE OF DEBT SECURITY]

This Debt Security is one of a duly authorized series of notes of the Company (herein called the “Debt Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 1, 2010 (herein called the “Base Indenture”, and as supplemented by the Officers’ Certificate dated February 11, 2013, together with the Base Indenture, called the “Indenture”), among the Company, as issuer, Berkshire Hathaway Finance Corporation, and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

This Debt Security does not have the benefit of any sinking fund obligation.

In the event of redemption of this Debt Security in part only, a new Debt Security or Debt Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire Indebtedness of this Debt Security or of certain restrictive covenants and Events of Default with respect to this Debt Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 50% in principal amount of the Debt Securities at the time Outstanding of each series to be affected (voting together as a single class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Debt Securities of each series at the time Outstanding, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Debt Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Debt Securities of this series, the Holders of at least 25% in principal amount of the Debt Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity or security reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Debt Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Debt Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Debt Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any interest on this Debt Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debt Security is registrable in the Security Register, upon surrender of this Debt Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Debt Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Debt Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Indenture and this Debt Security are governed by the laws of the State of New York, without regard to conflicts of laws provisions thereof.

The Debt Securities of this series are issuable in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debt Securities of this series are exchangeable for a like aggregate principal amount of Debt Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Debt Security for registration of transfer, the Company, the Trustee and any agent thereof may treat the Person in whose name this Debt Security is registered as the owner hereof for all purposes, whether or not this Debt Security be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

Except in the limited circumstances described in Section 3.05 of the Indenture, the Debt Securities of this series shall be issued in the form of one or more Global Securities and The Depository Trust Company shall be the Depositary for such Global Security or Securities.

All terms used in this Debt Security which are not defined herein and are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Debt Security have been made:

Date of exchange	Amount of decrease in principal amount of this Debt Security	Amount of increase in principal amount of this Debt Security	Principal amount of this Debt Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Debt Security to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints             as agent to transfer this Debt Security on the Security Register. The agent may substitute another to act for him or her.

Dated:	Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Debt Security)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

ANNEX D

SPECIMEN OF 2043 SENIOR NOTES

4.500% Senior Notes due 2043

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Trustee,

By:
Name:
Title:

Dated: February 11, 2013

THIS DEBT SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS DEBT SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS DEBT SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BERKSHIRE HATHAWAY INC. OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BERKSHIRE HATHAWAY INC.

**************************

4.500% Senior Notes due 2043

CUSIP: 084670 BK3

ISIN: US084670BK32

No.	$
(as revised by the Schedule of Increases and Decreases in Global Security attached hereto)

BERKSHIRE HATHAWAY INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., the registered Holder hereof, the principal sum of             Dollars ($            ) (as revised by the Schedule of Increases and Decreases in Global Security attached hereto) on February 11, 2043, and to pay interest thereon from and including February 11, 2013 or from and including the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually on February 11 and August 11 in each year, commencing August 11, 2013 (each an “Interest Payment Date”), at the rate of 4.500% per annum (as adjusted, if at all, pursuant to such Indenture, the “Interest Rate”), until the principal hereof is paid or made available for payment; provided that any principal, and any such installment of interest, which is overdue shall bear interest at the Interest Rate (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (whether or not a Business Day) for such interest. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debt Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

Payment of the principal of and interest on this Debt Security will be made at the office or agency of the Company maintained for that purpose in the City of New York, New York (or, if the Company does not maintain such office or agency, at the corporate trust office of the Trustee in the City of New York or if the Trustee does not maintain an office in the City of New York, at the office of a Paying Agent in the City of New York), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt; provided, however, that at the option of the Company payments of principal or interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, subject to surrender at such office or agency, in the case of payments of principal.

This Debt Security may be redeemed, in whole or in part, at the option of the Company, at any time prior to its maturity at a redemption price equal to the greater of (A) 100% of the principal amount to be redeemed or (B) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the portion of this Debt Security being redeemed, not including any portion of such payments of interest accrued as of the date fixed for redemption, discounted to the date fixed for redemption on a semi-annual basis assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate plus twenty (20) basis points, plus accrued interest on the portion of this Debt Security being redeemed to the date fixed for redemption.

In the event of redemption of this Debt Security in part only, a new Debt Security or Debt Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Quotation Agent will select a Comparable Treasury Issue, and the Reference Dealers will provide the Company and the Trustee with the Reference Dealer Quotations. The Company will calculate the Comparable Treasury Price.

“Adjusted Treasury Rate” means, for any date fixed for redemption, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price for the date fixed for redemption, in each case expressed as a percentage of its principal amount.

“Comparable Treasury Issue” means, for any date fixed for redemption, the U.S. Treasury security selected by the Quotation Agent which has a maturity comparable to the remaining maturity of this Debt Security as of the date fixed for redemption, which would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining maturity of this Debt Security as of the date fixed for redemption.

“Comparable Treasury Price” means, for any Comparable Treasury Issue, the price after eliminating the highest and the lowest Reference Dealer Quotations and then calculating the average of the remaining Reference Dealer Quotations; provided, however, that if the Company obtains fewer than three Reference Dealer Quotations, the Company will, when calculating the Comparable Treasury Price, calculate the average of all the Reference Dealer Quotations and not eliminate any such quotations.

“Quotation Agent” means Goldman Sachs & Co. or its successor.

“Reference Dealers” means Goldman Sachs & Co. and a primary U.S. Government securities dealer in New York City selected by Wells Fargo Securities, LLC or their respective successors; provided, however, that if either of the foregoing ceases to be a primary U.S. Government securities dealer in New York City, the Company will appoint another primary U.S. Government securities dealer in New York City as a substitute.

“Reference Dealer Quotations” means, for any Comparable Treasury Issue, the average of the bid and asked prices for such Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing by the Reference Dealers to the Company and the Trustee as of 5:00 p.m. (New York City Time) on the third business day before the relevant date fixed for redemption.

“Regular Record Date” means, with respect to any Interest Payment Date, the February 1 or August 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date.

The Company may elect to effect a redemption in accordance with these provisions at any time and on any date. However, the Company must give the Holders of this Debt Security notice, as provided in the Indenture, of the redemption not less than 30 days or more than 60 days before the date fixed for redemption. If the Company elects to redeem fewer than the full principal amount of this Debt Security, the Trustee will select the amount to be redeemed on a pro rata basis, by lot or by such other method of random selection, if any, that the Trustee deems fair and appropriate.

Reference is hereby made to the further provisions of this Debt Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Debt Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: February 11, 2013	BERKSHIRE HATHAWAY INC.

By:
Name: Marc D. Hamburg
Title: Senior Vice President and Chief Financial Officer

Attest:

Name: Robert P. Reeson
Title: Assistant Secretary

[REVERSE OF DEBT SECURITY]

This Debt Security is one of a duly authorized series of notes of the Company (herein called the “Debt Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 1, 2010 (herein called the “Base Indenture”, and as supplemented by the Officers’ Certificate dated February 11, 2013, together with the Base Indenture, called the “Indenture”), among the Company, as issuer, Berkshire Hathaway Finance Corporation, and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

This Debt Security does not have the benefit of any sinking fund obligation.

In the event of redemption of this Debt Security in part only, a new Debt Security or Debt Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire Indebtedness of this Debt Security or of certain restrictive covenants and Events of Default with respect to this Debt Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 50% in principal amount of the Debt Securities at the time Outstanding of each series to be affected (voting together as a single class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Debt Securities of each series at the time Outstanding, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Debt Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Debt Securities of this series, the Holders of at least 25% in principal amount of the Debt Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity or security reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Debt Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Debt Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Debt Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any interest on this Debt Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debt Security is registrable in the Security Register, upon surrender of this Debt Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Debt Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Debt Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Indenture and this Debt Security are governed by the laws of the State of New York, without regard to conflicts of laws provisions thereof.

The Debt Securities of this series are issuable in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debt Securities of this series are exchangeable for a like aggregate principal amount of Debt Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Debt Security for registration of transfer, the Company, the Trustee and any agent thereof may treat the Person in whose name this Debt Security is registered as the owner hereof for all purposes, whether or not this Debt Security be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

Except in the limited circumstances described in Section 3.05 of the Indenture, the Debt Securities of this series shall be issued in the form of one or more Global Securities and The Depository Trust Company shall be the Depositary for such Global Security or Securities.

All terms used in this Debt Security which are not defined herein and are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Debt Security have been made:

Date of exchange	Amount of decrease in principal amount of this Debt Security	Amount of increase in principal amount of this Debt Security	Principal amount of this Debt Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Debt Security to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints             as agent to transfer this Debt Security on the Security Register. The agent may substitute another to act for him or her.

Dated:	Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Debt Security)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.